                                                                   EXHIBIT 10.27





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                           1199 NORTH FAIRFAX STREET

                              ALEXANDRIA, VIRGINIA


                                LEASE AGREEMENT


                                    between


                              BRYCE MOUNTAIN, INC.
                                  as Landlord


                                      and

                                 BIZWATCH, INC.

                                   as Tenant


                                October 23, 1997






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                           1199 NORTH FAIRFAX STREET
                              ALEXANDRIA, VIRGINIA
                            BASIC LEASE INFORMATION
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
DATE:                           October 23, 1997

LANDLORD:                       BRYCE MOUNTAIN, INC.

TENANT:                         BIZWATCH, INC.

PREMISES:                       Suite 800, 8th Floor and Suite ____, 7th Floor

RENTABLE AREA:                  Approximately 5,046 square feet

LEASE TERM:                     Sixty (60) full consecutive calendar months

COMMENCEMENT DATE:              November 1, 1997

EXPIRATION DATE:                October 31, 2002

FIXED MONTHLY RENT:             $8,830.50 (based on $21.00 per rentable square foot), subject to adjustment as provided herein

PARKING:                        10 parking spaces at current market rates

SECURITY DEPOSIT:               $8,830.50

TENANT'S PERCENTAGE
SHARE:                          5.44%

TENANT'S ADDRESS FOR
NOTICES BEFORE
OCCUPANCY:                      3225 N. Street, N.W.
                                Washington, D.C.  2007
                                Attn: David Hoppmann

TENANT'S ADDRESS FOR
NOTICES AFTER
OCCUPANCY:                      At the Premises

LANDLORD'S ADDRESS FOR
NOTICES:                      Bryce Mountain, Inc.
                              c/o DIHC Management Corporation
                              200 Galleria Parkway, Suite 2000
                              Atlanta, GA  30339
                              Attn: Wout Coster

WITH A COPY TO:               Kathleen Gately
                              FAISON
                              Suite G-10
                              99 Canal Center Plaza
                              Alexandria, VA  22314

                               TABLE OF CONTENTS


                                                                                                 Page
                                                                                                 ----

ARTICLE I THE PREMISES .........................................................................  -1-

ARTICLE II TERM ................................................................................  -2-

ARTICLE III FIXED MONTHLY RENT .................................................................  -3-

ARTICLE IV ADDITIONAL RENT .....................................................................  -4-

ARTICLE V SECURITY DEPOSIT .....................................................................  -8-

ARTICLE VI USE .................................................................................  -9-

ARTICLE VII PARKING SPACES ..................................................................... -11-

ARTICLE VIII ASSIGNMENT AND SUBLETTING ......................................................... -11-

ARTICLE IX TENANT'S MAINTENANCE AND REPAIRS .................................................... -13-

ARTICLE X TENANT ALTERATIONS ................................................................... -14-

ARTICLE XI SIGNS AND FURNISHINGS ............................................................... -16-

ARTICLE XII TENANT'S EQUIPMENT ................................................................. -17-

ARTICLE XIII  INSPECTION BY LANDLORD ........................................................... -18-

ARTICLE XIV INSURANCE .......................................................................... -18-

ARTICLE XV SERVICES AND UTILITIES .............................................................. -20-

ARTICLE XVI LIABILITY OF LANDLORD .............................................................. -21-

ARTICLE XVII RULES AND REGULATIONS ............................................................. -24-

ARTICLE XVIII DAMAGE OR DESTRUCTION ............................................................ -24-

ARTICLE XIX CONDEMNATION ....................................................................... -25-

ARTICLE XX DEFAULT BY TENANT ................................................................... -26-



                                      -i-
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
ARTICLE XXI SUBORDINATION AND ATTORNMENT ................................. -30-

ARTICLE XXII DELIVERY AT END OF LEASE TERM ............................... -31-

ARTICLE XXIII COVENANTS OF LANDLORD ...................................... -32-

ARTICLE XXIV GENERAL PROVISIONS .......................................... -33-

ARTICLE XXV REPAYMENT BY TENANT .......................................... -38-

ARTICLE XXVI SPACE DESIGN/IMPROVEMENT ALLOWANCE .......................... -38-

EXHIBIT A:  Floor Plan
EXHIBIT B:  Construction Schedule
EXHIBIT C:  Rules and Regulations

                           1199 NORTH FAIRFAX STREET
                              ALEXANDRIA, VIRGINIA

                                LEASE AGREEMENT

      This LEASE AGREEMENT (the "Lease") is made as of the 23 day of October, 1997, by and between BRYCE MOUNTAIN, INC., a Georgia corporation ("Landlord"), and BIZWATCH, INC., a Delaware corporation ("Tenant").


                                   RECITALS:

      A. Landlord is the owner of an office building (the "Building"), located at 1199 North Fairfax Street, Alexandria, Virginia, in an office building complex known as TransPotomac Canal Center ("Complex").

      B. Tenant desires to hire and lease space in the Building and Landlord is willing to demise and lease space in the Building to Tenant, upon the terms, conditions, covenants and agreements set forth herein.

      NOW, THEREFORE, the parties hereto, intending legally to be bound, hereby covenant and agree as set forth below.


                                   ARTICLE I
                                  THE PREMISES

SECTION 1.1       THE PREMISES

      Landlord hereby demises and leases to Tenant and Tenant hereby hires and leases from Landlord, for the term and upon the terms, conditions, covenants and agreements herein provided, Suite 800, located on the 8th floor of the Building, and Suite 702, located on the 7th floor of the Building, which space consists of approximately 5,046 square feet of rentable area (such space being hereinafter referred to as the "Premises"). The Premises shall not be subject to any remeasurement. The said approximation of square footage, which has been determined in accordance with a modified version of the Washington, D.C. Association of Realtors standard area floor measure standards issued January 1, 1989, shall in no way affect the fixed rental hereunder or any other rent or sum payable hereunder, or any other provision of this Lease, should any variance be found to exist between said approximation and actual square footage. The Premises are cross-hatched on EXHIBIT A attached hereto and made a part hereof. The lease of the Premises includes the right, together with other tenants of the Building and members of the public, to use the common public areas of the Building and the common public areas of the Complex but includes no other rights not specifically set forth herein.

SECTION 1.2       RIGHT TO RELOCATE

      Landlord reserves the right, at Landlord's option, to relocate Tenant during the Lease Term to similar quality office space within the Complex of approximately the same size as the Premises under this Lease, as selected by Landlord. If Landlord exercises this right to relocate Tenant, then only reasonable moving expenses incurred by Tenant for physically relocating its furniture, fixtures and equipment (and no amount for any lost revenues, profits or other expenses) shall be paid by Landlord. Landlord shall provide written notice to Tenant of relocation no less than sixty (60) days prior to the relocation and Tenant shall relocate on or before the date set by Landlord. Tenant agrees to execute, upon Landlord's request, an amendment to this Lease confirming the change in location, but Tenant's failure to do so shall not negate, void or otherwise affect Landlord's rights under this Section. All other terms and provisions of this Lease shall remain in full force and effect. Landlord shall have the right of self-help to implement the provisions of this SECTION 1.2.


                                   ARTICLE II
                                      TERM

SECTION 2.1       TERM

      The term of this Lease ("Lease Term") shall commence on the Lease Commencement Date (hereinafter defined) and shall continue for a period of sixty (60) full consecutive calendar months thereafter (unless the Lease Commencement Date is a date other than the first day of a calendar month, in which case the Lease Term shall continue for the balance of the month in which the Lease Commencement Date occurs and for a period of sixty (60) full consecutive calendar months thereafter), unless the Lease Term is terminated earlier in accordance with the provisions of this Lease. If there is any renewal or extension of the Lease Term, then the defined term "Lease Term" shall include any such renewal or extension term. If the Lease Commencement Date occurs on the first day of a calendar month, the first "Lease Year" is the twelve (12) month period commencing on such day, and if the Lease Commencement Date occurs on other than the first day of a calendar month, the first Lease Year is the first partial month plus the twelve (12) month period commencing on the first day of the first calendar month after the Lease Commencement Date. Each twelve (12) month period after the first Lease Year is a Lease Year.

SECTION 2.2       LEASE COMMENCEMENT DATE

      The "Lease Commencement Date" (herein so called) shall be the earlier to occur of (a) the beneficial use or occupancy by Tenant of all or any portion of the Premises; or (b) November 1, 1997. Tenant shall be liable for the payment of rent from and after the Lease Commencement Date regardless of the date the Premises are delivered to Tenant.

                                  ARTICLE III
                               FIXED MONTHLY RENT

SECTION 3.1       FIXED MONTHLY RENT

      Tenant shall pay to Landlord as fixed monthly rent (herein so called) for the Premises, without notice, set-off, deduction, recoupment, abatement, counterclaim, demand or adjustment, the sum of Eight Thousand Eight Hundred Thirty and 50/100 Dollars ($8,830.50), which sum is subject to adjustment as provided in SECTION 3.2 hereof. Fixed monthly rent shall be payable on the Lease Commencement Date and thereafter monthly, in advance, on the first day of each month during the Lease Term. CONCURRENTLY WITH THE SIGNING OF THIS LEASE, in addition to the security deposit described in ARTICLE V hereof, Tenant shall pay to Landlord a sum equal to one month's fixed monthly rent, which sum shall be credited by Landlord against the fixed monthly rent due for the first full calendar month of the Lease Term. If the Lease Commencement Date is a date other than on the first day of a month, fixed monthly rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the fixed monthly rent for each day.

SECTION 3.2       INCREASES IN FIXED MONTHLY RENT

      Commencing on the first (1st) day of November, 1998 and on each and every November 1st thereafter during the Lease Term (each, an "Adjustment Date"), fixed monthly rent defined above shall be increased to an amount equal to the sum of (i) the fixed monthly rent payable during the calendar year preceding such Adjustment Date (including any prior adjustments hereunder), and
(ii) two and one-half percent (2.5%) of said fixed monthly rent for the preceding calendar year (including any prior adjustments hereunder). Tenant shall be obligated to pay the fixed monthly rent as adjusted without notice, set-off, deduction, recoupment, abatement, counterclaim, demand or adjustment of any kind.

SECTION 3.3       LATE PAYMENT; INTEREST CHARGE

      If Tenant fails to make any payment of rent on or before the date such payment is due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such payment, together with interest on said overdue amount from the due date until paid at the rate of eighteen percent (18%) per annum; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charges and interest shall constitute additional rent due hereunder, shall be paid within five (5) days after demand therefor by Landlord, and shall be in addition to all other rights and remedies provided to Landlord in this Lease.

SECTION 3.4       RENT GENERALLY

      As used in this Lease, "rent" includes all rent, fixed monthly rent, adjustments thereto under Section 3.2, all sums payable under ARTICLE IV below, all additional rent and all other sums due to Landlord under this Lease, however called. All rent shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. Unless specifically stated otherwise in this Lease, all rent payable under this Lease shall be paid in full by Tenant, in advance, without notice or demand and without set-off, deduction, recoupment, abatement, counterclaim or adjustment of any kind. Tenant's covenant to pay rent is an independent covenant. If Landlord shall at any time or times accept rent to which Landlord is entitled hereunder after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of Landlord's rights hereunder. Tenant's obligation for the payment of rent shall survive the expiration or sooner termination of this Lease.


                                   ARTICLE IV
                                ADDITIONAL RENT

SECTION 4.1       INCREASES IN OPERATING CHARGES

      (a) Tenant shall pay to Landlord Tenant's proportionate share of the amount by which the Annual Operating Charges (hereinafter defined) incurred by Landlord in the operation of the Building during each calendar year falling entirely or partly within the Lease Term exceeds Annual Operating Charges incurred by Landlord during calendar year 1998 (the "Base year"). For purposes of this SECTION 4.1, Tenant's proportionate share of such increase shall be 5.44%, representing the agreed-upon proportion that the total rentable area in the Premises bears to the total rentable area in the Building.

      (b) "Annual Operating Charges" as used herein shall mean the sum of all costs and expenses incurred by or on behalf of Landlord in connection with operating, owning, managing, insuring, securing and maintaining the Building or any part thereof, including, without limitation, the following costs and expenses: (i) Real Estate Taxes (hereinafter defined); (ii) gas, water, sewer, electricity, and other utility charges (including surcharges) of every type and nature; (iii) all insurance whatsoever, including, without limitation, liability insurance for personal injury, death and property damage (including, without limitation, to Landlord's personal property), insurance against fire, extended coverage, theft or other casualties, worker's compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring in the Building or on and about the Complex, rent loss insurance, sprinkler leakage insurance, and plate glass insurance for glass serving the common areas of the Complex; (iv)
Building personnel costs, including but not limited to, salaries, wages, fringe benefits, and other direct and indirect costs of engineers, superintendents, watchmen, porters, and any other Building personnel; (v) costs of service and maintenance contracts, including but not limited to, chillers, boilers, controls, elevators, mail chute, window, janitorial and general cleaning, security services, and management fees; (vi) all other maintenance, repair, replacement expenses and supplies which are deducted by Landlord in computing its Federal income tax liability; (vii) amortization and/or depreciation for capital expenditures (including finance charges) incurred by Landlord in connection with additions, replacements or improvements reasonably calculated by Landlord to reduce operating expenses, or which are incurred in connection with compliance with governmental orders; (viii) any other costs and expenses incurred by Landlord in the operation of the Building, including ground rent, if any; (ix) any other costs and expenses allocable to the Building (such allocation to be determined in accordance with generally accepted accounting principles), including but not limited to the items in (i) through (viii) above, incurred by Landlord in contributing its share for the operation of the common elements of the Complex (including, without limitation, all costs associated with any parking structures); (x) the costs of any additional services not provided to the Building or the Complex on the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Building or in the operation of the Complex.

      (c) If the Building is less than one hundred percent (100%) occupied during any operating year or part thereof, Annual Operating Charges shall include all additional costs and expenses of operation, management, insuring, securing and maintenance of the Building which Landlord determines that it would have paid or incurred during such operating year if the Building had been one hundred percent (100%) occupied.

      (d) Annual Operating Charges shall not include: (i) principal or interest payments on any mortgages or deeds of trust; (ii) leasing commissions payable by Landlord; (iii) deductions for depreciation of the Building or the Complex, except as provided in SECTION 4.1(b) above; (iv) the cost of capital improvements that are depreciated by Landlord in computing its Federal income tax liability, except to the extent that such capital improvements result in an overall savings in operating expenses which are otherwise included above; or (v) the costs of special services and utilities separately chargeable to individual tenants of the Building or the Complex.

      (e) "Real Estate Taxes" means the total of all real estate taxes, business improvement district assessments, ad valorem taxes, transit taxes and other assessments and charges (including payments in lieu of taxes), general and special, ordinary and extraordinary, foreseen or unforeseen, assessed, levied, or imposed upon the Building which are actually paid during the operating year in question; provided, however, if any assessment is payable in installments, Real Estate Taxes for any operating year shall include only the installments payable in such operating year. Real Estate Taxes shall also include legal costs and other costs and expenses incurred in any appeal of the tax assessment upon which such Real Estate Taxes are based, whether or not such appeal is successful. Such costs and expenses shall be included in Real Estate Taxes for the operating year for which appeal is made without regard to the date such costs are actually incurred.

      (f) Except as provided in SECTION 4.1(g) below, Landlord shall submit to Tenant each year a statement setting forth the amount payable by Tenant pursuant to this SECTION 4.1 for the preceding calendar year. Within thirty (30) days after receipt of such statement, Tenant shall pay to Landlord the amount shown thereon.

      (g) In lieu of accepting from Tenant one annual payment for Tenant's proportionate share of increases in the Annual Operating Charges, Landlord shall have the right, from time to time, to require Tenant to make estimated monthly payments on account of the amount Tenant will be obligated to pay pursuant to this SECTION 4.1 for each calendar year falling entirely or partly within the Lease Term. If Landlord exercises such right, Landlord shall submit to Tenant a statement setting forth Landlord's reasonable estimate of the amount Tenant will be obligated to pay pursuant to this SECTION 4.1 for the calendar year in question, which reasonable estimate may be revised from time to time during the calendar year, and Tenant shall pay to Landlord on the first (1st) day of each month following receipt of such statement during such calendar year an amount equal to such estimated amount multiplied by a fraction, the numerator of which is one (1) and denominator of which is the number of months during such calendar year which fall within the Lease Term and follow the date of the foregoing statement. Within ninety (90) days after the expiration of such calendar year, or as soon thereafter as reasonably practical, Landlord shall submit to Tenant a statement showing Tenant's proportionate share of the increase in the Annual Operating Charges incurred during such calendar year and the aggregate amount of the estimated payments made by Tenant on account thereof. If the aggregate amount of such estimated payments exceeds Tenant's actual liability for such increase, Landlord shall credit such excess to Tenant's account, subject to the provisions of SECTION 4.1(j) below. If Tenant's actual liability for such increase exceeds the estimated payments made by Tenant on account thereof, then Tenant shall immediately pay to Landlord the total amount of such deficiency.

      (h) In the event the Lease Term commences or expires during a calendar year, the increase in the Annual Operating Charges to be paid by Tenant for such calendar year shall be determined by multiplying the amount of Tenant's proportionate share thereof for the full calendar year by a fraction, the numerator of which is the number of days during such calendar year falling within the Lease term, and the denominator of which is 365. At least thirty (30) days prior to the end of the Lease Term, Landlord shall present to Tenant a written statement containing an estimate of the amount of Annual Operating Charges Tenant would be liable for if the actual operating charges for the calendar year had been determined. Tenant shall be required to pay such estimated amount on or before the last day of the Lease Term, and if all or any portion of the payment is not made, Landlord shall be entitled to deduct such amount from Tenant's Security Deposit (hereinafter defined), if any. Once the Annual Operating Charges for the last calendar year of the Lease Term have been determined, Landlord shall provide Tenant with a statement of the actual operating charges for which Tenant is liable. If Tenant owes an additional amount, such amount is due on or before thirty (30) days after receipt of the statement. It Tenant is entitled to a refund, Landlord shall have thirty (30) days from the date of the statement within which to remit payment to Tenant, subject to the provisions of SECTION 4.1(j) below.

      (i) The parties' obligation to reconcile increases in Annual Operating Charges and Real Estate Taxes shall survive the expiration or termination of this Lease, and shall be applicable even if no estimated statement is provided under SECTION 4.1(g) above. Notwithstanding any dispute which may arise in connection with the computation or estimate of the amount due under this ARTICLE IV, Tenant shall be obligated to pay the amount specified by

Landlord, without set-off, recoupment, abatement, counterclaim, adjustment or deduction of any kind, pending the resolution of any dispute.

      (j) In the event Tenant is in default under this Lease at the time any credit or payment is otherwise to be made to Tenant under this ARTICLE IV, Landlord may offset against such credit or payment to compensate it for any amount owed by Tenant or for damage incurred or that may be incurred by Landlord as a consequence of said default.

SECTION 4.2               TREATMENT AS ADDITIONAL RENT

      All payments required to be made by Tenant pursuant to this Lease, except for fixed monthly rent, shall be additional rent, whether or not specifically so defined, and shall be paid to Landlord, without set-off, deduction, recoupment, abatement, counterclaim, demand or adjustment, in the same manner as fixed monthly rent is payable pursuant to ARTICLE III hereof.

SECTION 4.3                 ADDITIONAL TAXES OR GOVERNMENTAL CHARGES

      In the event that any business, rent, or other taxes, or any governmental charges that are now or hereafter levied upon Tenant's use or occupancy of the Premises or Tenant's business at the Premises, are charged, enacted, changed, or altered so that any of such taxes are levied against Landlord, or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, Tenant shall pay any and all such taxes to Landlord upon written demand from Landlord.

SECTION 4.4                 CHANGE IN OR CONTEST OF REAL ESTATE TAXES

      In the event of any change by any taxing body in the period or manner in which any of the Real Estate Taxes are levied, assessed or imposed, Landlord shall have the right, in its sole discretion, to make equitable adjustments with respect to computing increases in Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall be included in computing Tenant's proportionate share of the increases in Real Estate Taxes under this ARTICLE IV, but if Tenant shall have paid additional rent on account of contested Real Estate Taxes and Landlord thereafter receives a refund of such taxes, Tenant shall receive a credit toward subsequent rent payments in an amount equal to Tenant's proportionate share of such refund.

                                    ARTICLE V
                                SECURITY DEPOSIT

SECTION 5.1                 DEFINITION

      Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of Eight Thousand Eight Hundred Thirty and 50/100 Dollars ($8,830.50) as a security deposit (the "Security Deposit"). Landlord shall not be required to maintain the Security Deposit in a separate account. Such Security Deposit shall not earn interest, unless required to do so by any provision of law. Such Security Deposit shall be security for the performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease.

SECTION 5.2                APPLICATION

      In the event of any default by Tenant hereunder during the Lease Term, Landlord shall have the right, but shall not be obligated, to use, apply, or retain all or any portion of the Security Deposit for (a) the payment of any fixed or additional rent or any other sum as to which Tenant is in default, or
(b) the payment of any amount which Tenant may be obligated to pay to repair physical damage to the Premises or the Building pursuant to SECTION 9.2 hereof, or (c) the payment of any amount which Tenant may be obligated to pay for the compensation to Landlord for any losses incurred by reason of Tenant's default, including but not limited to, any damage or deficiency arising in connection with the reletting of the Premises. If any portion of the Security Deposit is so used or applied, then within three (3) business days after written notice to Tenant of such use or application, Tenant shall deposit with Landlord cash in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a default under this Lease. The Security Deposit is not a measure of damages or liquidated damages, and Landlord's use of the Security Deposit is not a waiver of its other rights and remedies. Provided Tenant is not in default hereunder, Landlord shall return the Security Deposit to Tenant, less such portion thereof as Landlord shall have applied or be entitled to apply to satisfy any default by Tenant hereunder, after the last to occur of (i) the making of the payment of the final operating year's increase in Annual Operating Charges under SECTION 4.1 above, or (ii) within forty-five (45) days following the later to occur of the expiration of the Lease Term or the vacating and surrendering of the Premises by Tenant to Landlord.

SECTION 5.3               THIRD PARTIES

      In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the Security Deposit to such a purchaser, in which event Tenant shall look only to the new landlord for the return of the Security Deposit, and Landlord shall thereupon be released from all liability to Tenant for the return of such Security Deposit. Tenant hereby acknowledges that Tenant will not look to the holder of any mortgage (defined in SECTION 21.1 hereof) encumbering the Building for return of the Security Deposit if such holder or its successors or assigns shall succeed to the ownership of the Building whether by foreclosure or deed in lieu thereof, except if and to the extent such Security Deposit is actually transferred to such holder.

                                   ARTICLE VI
                                       USE

SECTION 6.1      USE

       Tenant shall use and occupy the Premises solely for general office purposes and for no other use or purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises for any unlawful purpose or in any manner that will constitute waste, nuisance or unreasonable annoyance to Landlord or other tenants of the Building.

SECTION 6.2      COMPLIANCE WITH LAWS

       Tenant shall comply with all present and future laws, ordinances (including zoning ordinances and land use requirements), regulations, and orders of the United States of America, the Commonwealth of Virginia, the City of Alexandria, and any other public or quasi-public authority having jurisdiction over the Premises concerning the use, occupancy, facilities in and condition of the Premises and all machinery, equipment, facilities, entrances thereto, exits therefrom and furnishings therein. It is expressly understood that Landlord, with Tenant's cooperation, will obtain an occupancy permit for the Premises, the cost of which will be deducted from the Space Design/Improvement Allowance provided in ARTICLE XXVI below. If any present or future law, ordinance, regulation, or order requires another occupancy permit or other permit for the Premises, Tenant will obtain such permit at Tenant's sole expense. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, including reasonable counsel fees, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this SECTION 6.2.

SECTION 6.3      TRASH SORTING

       Tenant covenants and agrees, at its sole cost and expense: (a) to comply with all present and future laws, orders, and regulations of the Commonwealth of Virginia, the City of Alexandria, federal, municipal, and local governments, departments, commissions, agencies and boards regarding the collection, sorting, separation, and recycling of garbage, trash, rubbish and other refuse (collectively, "trash"); (b) to sort and separate its trash into such categories as are provided by law; (c) that each separately sorted category of trash shall be placed in separate receptacles as directed by Landlord; (d) that Landlord reserves the right to refuse to collect or accept from Tenant any trash that is not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Landlord; and (e) that Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this SECTION 6.3.

SECTION 6.4      ENVIRONMENTAL LAWS


       (a) The provisions of this SECTION 6.4 shall survive the expiration or termination of this Lease.

       (b) Tenant shall not use any portion or all of the Premises for the use, generation, treatment, storage or disposal of "toxic substances," "contaminants," "pollutants," "hazardous materials", "hazardous waste", "hazardous substances" or "oil" (collectively, "Materials") as such terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq., as amended, and any and all other environmental statutes which regulate the use of hazardous and/or dangerous substances, and the regulations promulgated thereunder and any and all state and local laws, statutes, codes, ordinances, rules and regulations, without the express prior written consent of Landlord, and then only to extent that the presence and/or discharge of the Materials is (i) properly licensed and approved by all appropriate governmental officials and in accordance with all applicable laws and regulations, and (ii) in compliance with any terms and conditions stated in said prior written approval by Landlord. Tenant may use such Materials as are used for ordinary office purposes in the ordinary course of Tenant's business, provided that such use is in accordance with all applicable statutes, laws, codes, ordinances, rules and regulations, and any manufacturer's instructions; and provided further that Tenant may not discharge any Materials except as provided by applicable statutes, laws, codes, ordinances, rules and/or regulations, and specifically may not discharge any Materials in any public sewer or any drain and/or drainpipe leading or connected thereto. Tenant shall promptly give written notice to Landlord of any communication received by Tenant from any governmental authority or other person or entity concerning any complaint, investigation or inquiry regarding any use, generation, treatment, storage or disposal (or alleged use, generation, treatment, storage or disposal) by Tenant of any Materials. Landlord shall have the right (but not the obligation) to conduct such investigations or tests (or both) as Landlord shall deem necessary with respect to any such complaint, investigation or inquiry, and Tenant, at its expense, shall take such action (or refrain from taking such action) as Landlord may request in connection with such investigations and tests by Landlord.

       (c) Notwithstanding anything in this Lease to the contrary, Tenant shall not materially adversely affect (as determined by Landlord) the indoor air quality of the Premises or the Building; without limiting the preceding clause, it shall apply to (and take precedence over any other provision of this Lease concerning) the use of the Premises, the type of equipment, furniture, furnishings, fixtures and personal property that may be brought into the Premises, the construction materials used in Improvements (hereinafter defined), the standard of maintenance required for the Premises, and compliance with any smoking policy now or hereafter adopted for the Building by Landlord or required by law.

       (d) Tenant shall be responsible at its own cost for complying with the provisions of the Americans with Disabilities Act or any similar federal, state or local statute, law, ordinance, or code, as they may be amended from time to time, and the rules and regulations which may be adopted thereunder from time to time, as the same may be applicable to the Premises. Landlord's approval of any Improvement or other act by Tenant shall not be deemed to be a representation by Landlord that said Improvement or act complies with applicable law, and Tenant shall remain solely responsible for said compliance.


                                   ARTICLE VII
                                 PARKING SPACES

       The Tenant agrees to lease, in addition to the Premises, ten (10) parking spaces in the garage of the Building throughout the term of this Lease at Eighty-Five and No/100 Dollars ($85.00) per space per month for each unreserved space and One Hundred Five and No/100 Dollars ($105.00) per space per month for each reserved space, both of which rates are subject to increase pursuant to
SECTION 3.2 hereof. At least five (5) days before the Lease Commencement Date, Tenant shall advise Landlord how many of its spaces shall be reserved and how many shall be unreserved; provided, however, in no event shall more than two (2) of such spaces be reserved. Tenant's rights hereunder shall expire with respect to any of the ten (10) parking spaces which it fails to notify Landlord of its desire to lease at least five (5) days before the Lease Commencement Date (the "Unexercised Contracts"); provided, however, upon notice to Landlord, Tenant shall have the right to lease additional spaces (not to exceed the amount of such Unexercised Contracts) if, as and when such spaces become available in the garage. Such parking contracts will be made available on a month-to-month basis and Tenant agrees to pay prevailing prices therefor, as said prices may change from time to time.

                                  ARTICLE VIII
                            ASSIGNMENT AND SUBLETTING

SECTION 8.1      LANDLORD'S CONSENT REQUIRED

       (a) Tenant shall not sell, assign, transfer, mortgage, or otherwise encumber this Lease or its interest therein (collectively "assign") or sublet, rent or permit anyone to occupy the Premises, or any part thereof (collectively "sublet"), without obtaining the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole and absolute judgment. No assignment or sublet may be effectuated by operation of law or otherwise without the prior written consent of Landlord. Landlord's consent to any assignment or subletting shall not be construed as relieving Tenant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment or subletting. If Tenant is in default hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord. Tenant agrees to and shall pay any and all costs, including but not limited to attorneys' fees, incurred by Landlord with respect to Tenant's request to assign or sublet, whether or not Landlord consents to any such assignment or subletting.

       (b) In the event Tenant desires to assign this Lease or to sublease all or any part of the Premises, Tenant shall give written notice thereof to Landlord. Landlord shall have the right, within fifteen (15) business days after receipt of written notice from Tenant of Tenant's desire to assign this Lease or to sublease all or part of the Premises, to retake such premises from Tenant and to terminate this Lease with respect to any such space so taken.

       (c) If Landlord fails to exercise its right to retake the Premises or such portion thereof from Tenant and to terminate this Lease with respect to any such space so taken within such fifteen (15) business day period, Tenant may seek a subtenant or assignee for the Premises or portion thereof, subject to the provisions of this ARTICLE VIII. Anything herein to the contrary notwithstanding, if Landlord shall not elect to exercise the rights set forth in the immediately preceding paragraph, such election shall not under any circumstances be deemed a consent to the proposed subletting, assignment, sale, or other transfer of Tenant's interest in and to this Lease and/or the Premises and it is expressly understood that any determination by Landlord not to exercise such rights shall not preclude Landlord from withholding its consent to such proposed subletting, assignment, sale or other transfer, as the case may be.

       (d) If Tenant finds a subtenant or assignee for the Premises or such portion thereof, Tenant shall send written notice thereof to Landlord, together with a full and complete copy of the bona fide sublease, assignment or other agreement applicable to the proposed transaction. Landlord shall have fifteen
(15) business days in which to approve or disapprove such proposed sublease or assignment, which approval or disapproval may be granted or withheld in Landlord's sole and absolute judgment.

       (e) If Landlord withholds approval to the proposed subletting or assignment, this Lease shall remain in full force and effect. In the event Landlord does not approve or disapprove Tenant's request or does not respond to Tenant's request for Landlord's consent to an assignment or sublease within fifteen (15) business days after Tenant's request therefor, Landlord shall be deemed to have withheld approval of the sublease or assignment. If Tenant thereafter completes a sublease or assignment with a third party, such sublease or assignment shall be null and void.

       (f) If the rental paid under any sublease of all or any part of the Premises exceeds the rental or pro rata portion of the rental, as the case may be, for the Premises, Tenant shall pay Landlord each month, as additional rent, at the same time as the monthly installments of fixed monthly rent become due hereunder, fifty percent (50%) of the excess of the rental paid under the sublease or assignment over the rental (or pro rata portion of the rental) paid under this Lease, less amortized sums attributable to brokerage commissions, tenant improvements, rental abatements and other reasonable and customary costs incurred by Tenant in connection with the subleasing or assignment of the Premises or part thereof.

       (g) The consent of Landlord to any assignment or subletting shall not be construed as a waiver, discharge or release, in whole or in part, of Tenant from liability for the full performance of all agreements, terms, covenants, conditions and obligations to be performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee, subtenant, or occupant constitute a waiver or release of Tenant from any of its liabilities or obligations under this Lease. Tenant shall remain liable for all obligations of any subtenant or assignee and Tenant waives all suretyship defenses (including, without limitation further assignments and/or subleases, renewals, extensions, expansions, or other amendments to this Lease, all without its knowledge or consent, and bankruptcy or insolvency-related defenses) with respect thereto.

SECTION 8.2   TRANSFERS OF INTERESTS IN TENANT

       If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling or majority interest in Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of SECTION 8.1. If Tenant is a limited liability company, a withdrawal or change, whether voluntary, involuntary or by operation of law, of members owning a controlling or majority interest in Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of
SECTION 8.1. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer (whether by way of one or more sales or transfers) of a controlling or majority interest of the capital stock of Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of SECTION 8.1. However, the preceding sentence shall not apply to corporations the stock of which is traded through a national or regional exchange or over-the-counter. It is understood and agreed that a controlling interest for purposes of this ARTICLE VIII may be less than a majority interest.

                                   ARTICLE IX
                        TENANT'S MAINTENANCE AND REPAIRS

SECTION 9.1   MAINTENANCE AND REPAIRS

       Tenant will keep and maintain the Premises and all fixtures and equipment located therein in a clean, safe and sanitary condition, will take good care thereof and make all required repairs thereto (whether structural or non-structural, foreseen or unforeseen), will suffer no waste or injury thereto, and will, at the expiration or other termination of the Lease Term, surrender the Premises, broom clean, in the same order and condition they were in on the Lease Commencement Date, ordinary wear and tear and insured damage by the elements excepted. Landlord, at its cost, shall provide and install all original florescent tubes within the Premises necessary to provide required lighting and all replacement tubes for such lighting; all other bulbs, tubes, and lighting fixtures for the Premises shall be provided and installed by Landlord at Tenant's cost and expense. Tenant shall reimburse Landlord for such amount upon written demand from Landlord and such sum shall be considered additional rent payable hereunder.

SECTION 9.2   DAMAGE CAUSED BY TENANT

       Except as otherwise provided in ARTICLE XVIII hereof, all injury, breakage and damage to the Premises and to any other part of the Building caused by any act or omission of Tenant or any agent, employee, subtenant, licensee, contractor, customer, client, family member, or invitee of Tenant, shall be repaired by and at the sole expense of Tenant, except that Landlord shall have the right, at its sole option, to make such repairs and to charge Tenant for all costs and expenses incurred in connection therewith as additional rent hereunder. The liability of Tenant for such costs and expenses shall be reduced by the amount of any insurance proceeds received by Landlord on account of such injury, breakage, or damage.

SECTION 9.3   COMPLIANCE WITH LAWS

       During the term of this Lease, Tenant shall, at its own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directives, rules, and regulations of the federal, state, county, town, village, and city governments and of all other governmental authorities affecting the Premises and appurtenances thereto or any part thereof, whether the same are in force at the Lease Commencement Date or may in the future be passed, enacted, or directed, and Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, including reasonable counsel fees, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this
SECTION 9.3.

                                    ARTICLE X
                               TENANT ALTERATIONS

SECTION 10.1  CONSTRUCTION OF PREMISES

       The original construction of the Premises by Landlord shall be accomplished in accordance with EXHIBIT B attached hereto. It is understood and agreed that Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions, or improvements in or to the Premises except as set forth in EXHIBIT B or as otherwise provided in this Lease.

SECTION 10.2  TENANT'S ALTERATIONS

       Tenant will not make or permit anyone to make any alterations, decorations, additions, or improvements (hereinafter referred to collectively as "Improvements"), structural or otherwise, in or to the Premises or the Building without the prior written consent of Landlord. When granting its consent, Landlord may impose any conditions it deems appropriate, including without limitation, the approval of plans and specifications, approval of the contractor or other persons to perform the work, and the obtaining of specified insurance. All Improvements permitted by Landlord must conform to all rules and regulations established from time to time by the Board of Fire Underwriters having jurisdiction or any similar body exercising similar functions, and to all laws, regulations, and requirements of the Federal, Virginia, and/or City of Alexandria governments. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written, unconditional waivers of mechanic's and materialmen's liens against the Building and the land upon which it is situated from all work, labor, and services to be performed and materials to be furnished in connection with Improvements to the Premises. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the Premises, the Building, and/or the land upon which it is situated for work claimed to have been done for, or materials claimed to have been furnished to, the Premises, such lien shall be discharged by Tenant within five (5) days after notice, at Tenant's sole cost and expense, by the payment thereof or by the filing of a bond. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its sole option, discharge such lien and treat the cost thereof (including attorney's fees incurred in connection therewith) as additional rent payable with the next fixed monthly rent payment falling due. It is expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging such lien. It is further understood and agreed that any Improvements to the Premises, other than those made by Landlord pursuant to EXHIBIT B, shall be conducted on behalf of Tenant and not on behalf of Landlord, and that Tenant shall not be deemed to be the agent of Landlord. It is further understood and agreed that in the event Landlord shall give its written consent to the making of any Improvements to the Premises, such written consent shall not be deemed to be an agreement or consent by Landlord to subject its interest in the Premises, the Building or the land upon which it is situated to any mechanic's or materialmen's liens which may be filed in connection therewith.

SECTION 10.3  INDEMNIFICATION

       Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, suits, actions, proceedings, costs, losses, liens, claims, liabilities and damages based on or arising directly or indirectly by reason of the making by Tenant of any Improvements to the Premises. If any Improvements are made without the prior written consent of Landlord, Landlord shall have the right to remove and correct such Improvements and restore the Premises to their condition immediately prior thereto and Tenant shall be liable for all expenses incurred by Landlord in connection therewith. All Improvements to the Premises or the Building made by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the Premises as part thereof at the end of the Lease Term except that (a) if Tenant is not in default under this Lease, Tenant shall have the right to remove, prior to the expiration of the Lease Term, all movable furniture, furnishings and equipment installed in the Premises solely at the expense of Tenant, and (b) Landlord shall have the right to require Tenant to remove all tenant Improvements and fixtures at the end of the Lease Term at the sole cost of Tenant. All damage and injury to the Premises or the Building caused by such removal shall be repaired by Tenant, at Tenant's sole expense. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof, which property may be retained by Landlord or disposed of at Tenant's expense. Tenant's obligation to pay for any costs incurred by Landlord for the disposal of such abandoned property shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE XI
                              SIGNS AND FURNISHINGS

SECTION 11.1  SIGNS

       No sign, advertisement, or notice referring to Tenant shall be inscribed, painted, affixed, or otherwise displayed on any part of the exterior or the interior of the Building except on the directories and the doors of offices or beside suite entries and such other areas as are designated by Landlord, and then only in such place, number, size, color, and style as are compatible with the Building design, signage and graphic program and are approved by Landlord. All of Tenant's signs that are approved by Landlord shall be installed by Landlord at Tenant's sole cost and expense. Tenant shall reimburse Landlord for such amount upon written demand from Landlord. If any sign, advertisement or notice that has not been approved by Landlord is exhibited or installed by Tenant, Landlord shall have the right to remove the same at Tenant's expense. Landlord shall have the right to prohibit any advertisement of or by Tenant which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a high-quality office building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Landlord reserves the right to affix, install, and display signs, advertisements, and notices on any part of the exterior or interior of the Building except the Premises.

SECTION 11.2  FURNISHINGS

       Landlord shall have the right to prescribe the weight and position of file systems, safes, computer systems, and other heavy items, equipment, and fixtures, which shall, if considered necessary by the Landlord, be positioned in consultation with Landlord in order to distribute their weight. Any and all damage or injury to the Premises or the Building caused by moving the property of Tenant into or out of the Premises, or due to the same being in or upon the Premises, shall be repaired by and at the sole cost of Tenant. No furniture, equipment, or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord and all such furniture, equipment, and other bulky matter shall be delivered only through the designated delivery entrance of the Building and the designated freight elevator. All moving of furniture, equipment, and other materials shall be under the direct control and supervision of Landlord who shall not, however, be responsible for any damage to or charges for moving the same. Tenant agrees promptly to remove from the sidewalks adjacent to the Building any of Tenant's furniture, equipment, or other materials there delivered or deposited.

                                   ARTICLE XII
                               TENANT'S EQUIPMENT

SECTION 12.1      ELECTRICAL CAPACITY

       Tenant will not install or operate in the Premises any electrically operated equipment or machinery that operates on greater than 110 volt power or which generates an undue amount of heat in the Premises or anything other than normal office equipment and appliances without first obtaining the prior written consent of Landlord, which consent may be granted or withheld in the discretion of Landlord and which consent may be conditioned, inter alia, upon the payment by Tenant of additional rent in compensation for the excess consumption of electricity or other utilities (including, but not limited to any excess utility, sales or other taxes and resultant increases in electricity charges for the Building) and for the cost of any additional wiring or apparatus (including supplementary air conditioning capacity and/or electrical systems) that may be occasioned by the operation of such equipment or machinery. Simultaneously with requesting Landlord's consent hereunder, Tenant shall provide Landlord with a list of any additional equipment to be used in the Premises, including type, manufacturer, model number and power required.

SECTION 12.2      OTHER INFRASTRUCTURE

       Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacement or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Premises or in the Building, without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which causes noise or vibrations that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to reduce such noise and vibration to a level satisfactory to Landlord.


                                  ARTICLE XIII
                             INSPECTION BY LANDLORD

       Tenant will permit Landlord or its agents or representatives to enter the Premises, at any time and from time to time, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect, and protect the Premises and the Building, to make such alterations and/or repairs as in Landlord's sole judgement may be deemed necessary, or to exhibit the same to prospective purchasers and mortgagees and, during the last two hundred seventy (270) days of the Lease Term or at any time following the initiation of any eviction proceedings, to prospective tenants. In connection with any such entry, Landlord shall endeavor to minimize the disruption to Tenant's use of the Premises but shall not be required to make any entry at a time other than normal working hours.

                                   ARTICLE XIV
                                    INSURANCE

SECTION 14.1      TENANT'S INSURANCE

       Tenant covenants and agrees to procure at its expense on or before the Lease Commencement Date and to keep in force during the Lease Term the following insurance naming Landlord, its management agent for the Complex (the "Agent"), and Tenant as insured parties: (a) a commercial general liability insurance policy or such successor comparable form of coverage in the broadest form then available providing Tenant with a minimum of Two Million Dollars ($2,000,000.00) of coverage (a "Liability Policy") written on an "occurrence basis" including, without limitation, blanket contractual liability coverage, business interruption, automobile, broad form property damage, independent contractor's coverage and personal injury coverage, protecting Landlord, the Agent and Tenant against any liability whatsoever occasioned by any occurrence on or about the Premises or any appurtenances thereto; (b) a fire and other casualty policy (a "Fire Policy") insuring the full replacement value of Tenant's leasehold improvements, regardless of by whom installed, and all of the furniture, trade fixtures and other personal property of Tenant located in the Premises against loss or damage by fire, theft and such other risks or hazard; and (c) a policy of insurance against loss or damage to the major components of the air-conditioning and heating system, flywheels, steam pipes, steam turbines, steam engine, steam boilers, and other pressure vessels, high pressure piping and machinery, if any, such as are installed by or on behalf of Tenant in the Premises. Such policies shall also insure against physical damage to the Premises arising out of an accident covered thereunder. Such policies are to be written by good and solvent insurance companies licensed to do business in the Commonwealth of Virginia and otherwise satisfactory to Landlord and shall be in such limits and with such maximum deductibles as Landlord may reasonably require. Tenant will furnish Landlord with such information as Landlord may reasonably request from time to time as to the value of the items specified in clause (b) above within ten (10) days after request therefor. Prior to the time insurance under this SECTION 14.1 is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to the expiration date of any such policy, Tenant agrees to deliver to Landlord a certificate evidencing such insurance and payment of the premium therefor. Said certificate shall contain an endorsement that such insurance may not be canceled or amended except upon thirty (30) days prior written notice to Landlord. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default. Notwithstanding anything to the contrary contained in this Lease, the carrying of insurance by Tenant in compliance with this SECTION 14.1 shall not modify, reduce, limit or impair Tenant's obligations and liabilities under any and every indemnity by Tenant to Landlord set forth in this Lease.



                                      -l8-

SECTION 14.2      INCREASES IN INSURANCE RATES

       Tenant shall not do or permit to be done any act or thing upon or about the Premises, the Building or the Complex which will (a) result in the assertion of any defense by the insurer to any claim under, (b) invalidate, or (c) be in conflict with, the policies covering the Building and/or the Complex and fixtures and property therein, or which would increase the rate of fire insurance applicable to the Building and/or the Complex to an amount higher than it otherwise would be; and Tenant shall neither do nor permit to be done any act or thing, upon or about the Building and/or the Complex which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property; but nothing in this SECTION 14.2 shall prevent Tenant's use of the Premises for the purposes stated in this Lease. If, as a result of any act or omission by or on the part of Tenant or violation of this Lease by Tenant, whether or not Landlord has consented to the same, the rate of "All Risk" or other type of insurance maintained by Landlord on the Building shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's insurance premiums so caused; such reimbursement to be additional rent payable within five (5) days after demand therefor by Landlord. If, due to abandonment of or failure to occupy the Premises by Tenant, any such insurance shall be canceled by the insurance carrier, then Tenant hereby indemnifies Landlord against liability which would have been covered by such insurance. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rates for the Building or Premises issued by the body making fire insurance rates or established by the insurance carrier providing coverage for the Building, the Complex and/or Premises shall be presumptive evidence of the facts stated therein, including the items and charges taken into consideration in fixing the "All Risk" insurance rate then applicable to the Building, the Complex and/or the Premises.

SECTION 14.3      NOTICE OF ACCIDENTS

       Tenant shall give Landlord notice in case of fire or accidents in the Premises promptly after Tenant is aware of such event.

SECTION 14.4      WAIVER OF SUBROGATION

       Notwithstanding anything to the contrary contained in this Lease, Tenant agrees that it will, at its sole cost and expense, include in its property insurance policies appropriate clauses pursuant to which the insurance companies
(a) waive all right of subrogation against Landlord, and any tenant of space in the Building, with respect to losses payable under such policies, and (b) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. Tenant shall furnish Landlord evidence satisfactory to Landlord evidencing the inclusion of said clauses in Tenant's property insurance policies. Provided that Landlord's right of full recovery under its property insurance policies is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and fixtures, appurtenances and equipment therein to the extent to the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, employees or agents. Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its agents, servants and employees, and against every other tenant in the Building which shall have executed a similar waiver as set forth in this
SECTION 14.4, for loss or damage to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered by Tenant's insurance as required by this Lease whether or not such insurance is maintained, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant or the servants, agents, or employees thereof.

                                   ARTICLE XV
                             SERVICES AND UTILITIES

SECTION 15.1      SERVICES AND UTILITIES

       Landlord shall furnish to the Premises (through the existing Building system) air conditioning and heat during the seasons when they are required, as and to the extent determined in Landlord's reasonable judgment. Landlord shall also provide reasonably adequate electricity, water, exterior window-cleaning service, and char and janitorial service after 6:00 p.m. on Monday through Friday only (excluding legal holidays), as required in Landlord's sole but not unreasonable judgment. Landlord will also provide at least one elevator subject to call; provided, however that Landlord shall have the right to remove elevators from service as may be required for moving freight, or for servicing or maintaining the elevators and/or the Building. The normal hours of operation of the Building will be 8:00 a.m. to 6:00 p.m. on Monday through Friday (except legal holidays) and 9:00 a.m. to 2:00 p.m. on Saturday (except legal holidays). There will be no normal hours of operation of the Building on Sundays or legal holidays and Landlord shall not be obligated to maintain or operate the Building at such times unless special arrangements are made by Tenant. Tenant shall have access to the Building and the Premises twenty-four (24) hours per day, three hundred sixty-five (365) days per year, subject to exclusion during emergencies or repairs if, in Landlord's sole judgment, such exclusion is necessary. Landlord will furnish all services and utilities required by this Lease only during the normal hours of operation of the Building unless otherwise specified herein. It is also agreed that if Tenant requires air-conditioning or heat beyond the normal hours of operation set forth herein, Landlord will furnish such air conditioning or heat provided Tenant gives Landlord's agent sufficient advance notice of such requirement and Tenant agrees to pay for the cost of such extra service in accordance with Landlord's then-current schedule of costs and assessments for such extra service. Tenant shall also be responsible for the cost of all above-standard or non-standard uses of the utilities and services provided to the Premises.

SECTION 15.2       INTERRUPTION OF SERVICE AND UTILITIES

      It is understood and agreed that Landlord shall not have liability to Tenant whatsoever as a result of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, removal from service for maintenance or repairs, strikes, scarcity of labor or materials, acts of God, governmental requirements or from any other cause whatsoever other than for Landlord's gross negligence. It is further agreed that any such failure or inability to furnish the utilities or services required hereunder shall not be considered an eviction, actual or constructive, of Tenant from the Premises and shall not entitle Tenant to terminate this Lease or to an abatement or reduction of any rent payable hereunder. Notwithstanding the foregoing, in the event that (a) Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder is a result of Landlord's gross negligence, (b) such failure materially adversely affects Tenant's use of the Premises for its intended purposes, and (c) such interference continues for a period of more than five (5) consecutive business days after written notice from Tenant, Tenant's obligation to pay rent shall be abated for each day after such five (5) business day period until such utility or service is provided.


SECTION 15.3       CONSERVATION CONTROLS

      The parties hereto agree to comply with all mandatory energy, water, or other conservation controls or requirements applicable to office buildings instituted by the Federal, Virginia, or City of Alexandria governments including, without limitation, controls on the permitted range of temperature settings in office buildings or requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Building. Any terms or conditions of this Lease that conflict or interfere with compliance with such controls or requirements shall be suspended for the duration of such controls or requirements. It is further agreed that compliance with such controls or requirements shall not be considered an eviction, actual or constructive, of Tenant from the Premises and shall not entitle Tenant to terminate this Lease or to an abatement or reduction of any rent payable hereunder.


                                  ARTICLE XVI
                             LIABILITY OF LANDLORD

SECTION 16.1       NO LIABILITY OF LANDLORD

      Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury (including death), loss, compensation, or claim, including but not limited to claims for the interruption or loss of Tenant's business, based on, arising out of, or resulting from any cause whatsoever, including but not limited to the following: repairs to any portion of the Premises or the Building; interruption in the use of the Premises; any accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons) of elevators, or of the heating, cooling, electrical, or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Premises; any fire, explosion, falling plaster, steam, gas, robbery, theft, mysterious disappearance, and/or any other casualty; the actions of any other tenants of the Building or of any other person or persons; any failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, any leakage in any part or portion of the Premises or the Building, or from water, rain or snow that may leak into, or flow from, any part of the Premises or the Building, or from drains, pipes or plumbing work in the Building or from the roof, street or subsurface or resulting from dampness or from any other cause of whatsoever nature. The occurrence of any of the foregoing items described in this SECTION
16.1 shall not be considered an eviction, actual or constructive, of Tenant from the Premises and shall not entitle Tenant to Terminate this Lease or to an abatement, set-off, counterclaim against, or reduction of, any rent payable hereunder. Any goods, property, or personal effects stored or placed by Tenant or its employees in or about the Premises or Building shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor. It is understood that the employees of Landlord are prohibited from receiving any packages or other articles delivered to the Building for Tenant, and if any such employee receives any such package or articles, such employee shall be acting as the agent of Tenant for such purposes and not as the employee or agent of Landlord. In no event shall Tenant make any claim against Landlord for consequential, indirect or special damages. Notwithstanding the foregoing provisions of this SECTION 16.1, Landlord shall not be released from liability to Tenant for any damage or injury caused by the gross negligence or willful misconduct of Landlord or its employees.

SECTION 16.2       INDEMNIFICATION BY TENANT

      Tenant shall indemnify and defend Landlord and save it harmless from and against any and all claims, suits, actions, proceedings, liabilities, damages, costs or expenses, including attorneys' fees, arising (a) from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, employees, guests, invitees, or visitors in or about the Complex, (b) from Tenant's use or occupancy of the Premises or the business conducted by Tenant therein, (c) from any breach or default under this Lease by Tenant, (d) from, or relating to, the enforcement by Landlord of the provisions of this Lease as against Tenant, or (e) from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Building, the Premises or the Complex. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries (or death) to third parties to the extent caused solely and directly by the negligence of Landlord or its officers, contractors, licensees, agents, employees, or invitees. The provisions of this SECTION 16.2 shall survive the expiration or termination of this Lease.

SECTION 16.3       TRANSFER BY LANDLORD

      In the event that at any time Landlord shall sell or transfer the Building, the Landlord named herein shall not be liable to Tenant for any obligations or liabilities based on or arising out of events or conditions occurring on or after the date of such sale or transfer.

SECTION 16.4       NO DEDUCTIONS OR OFFSET

      (a) In the event that at any time during the Lease Term Tenant shall have a claim against Landlord, Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any rent or other sums payable to Landlord hereunder, it being understood that Tenant's sole method for recovering upon such claim shall be to institute an independent action against Landlord.

      (b) If, as a result of any alleged breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor or possession of the Premises, or if Landlord is made a party to any action as a result of any alleged act or failure to act of Tenant, then Tenant shall reimburse Landlord, upon demand for any and all reasonable attorneys' fees and expenses so incurred by Landlord as additional rent within five (5) days after Landlord's demand therefor.

SECTION 16.5       EXTENT OF LANDLORD'S LIABILITY

      Notwithstanding any other provision of this Lease whatsoever, no recourse shall be had on any of Landlord's obligations hereunder or for any claim based thereon or otherwise in respect thereof against any incorporator, subscriber to the capital stock, shareholder, officer or director, past, present or future, of any corporation, or any partner or joint venturer of any partnership or joint venture, or any member or manager of any limited liability company, which shall be Landlord hereunder or included in the term "Landlord" or of any successor of any such corporation, limited liability company, partnership or joint venture, or against any principal, disclosed or undisclosed, or any affiliate of any party which shall be Landlord or included in the term "Landlord", whether directly or through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, whether by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Tenant. Tenant shall look solely to Landlord's estate and interest in the Building and the Premises for the satisfaction of any right or remedy of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord. No other property or assets of Landlord, Landlord's agents, incorporators, shareholders, officers, directors, partners, members, managers, principals (disclosed or undisclosed) or affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the Premises, or any other liability of Landlord to Tenant.


                                  ARTICLE XVII
                             RULES AND REGULATIONS

      Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and subtenants shall at all times abide by and observe the rules and regulations promulgated by Landlord and attached hereto as EXHIBIT C and made a part hereof. In addition, Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and subtenants shall abide by and observe all other rules or regulations that Landlord may promulgate from time to time for the operation and maintenance of the Building, provided that notice thereof is given to Tenant and such rules and regulations are not inconsistent with provisions of this Lease. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce such rules and regulations or the terms, conditions, or covenants contained in any other lease as against any other tenant, and Landlord shall not be liable to Tenant for the violation of such rules or regulations by any other tenant or its employees, agents, business invitees, licensees, customers, clients, family members, guests or subtenants.


                                 ARTICLE XVIII
                             DAMAGE OR DESTRUCTION

SECTION 18.1      CASUALTY

      If during the Lease Term the Premises or the Building are totally or partially damaged or destroyed from any cause, thereby rendering the Premises totally or partially inaccessible or unusable, Landlord shall diligently
(taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved) restore and repair the Premises and the Building to substantially the same condition they were in prior to such damage; provided, however, if Landlord reasonably believes that the repairs and restoration cannot be completed despite reasonable efforts within ninety (90) days after the occurrence of such damage (taking into account the time needed for removal of debris, preparation of plans, and issuance of all required governmental permits), Landlord shall have the right, at its sole option, to terminate this Lease by giving written notice of termination to Tenant within forty-five (45) days after the occurrence of such damage. If this Lease is terminated pursuant to the preceding sentence, all rent payable hereunder shall be apportioned and paid to the date of the occurrence of such damage. If this Lease is not terminated as a result of damage, and provided that such damage was not caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, customers, clients, family members, or guests, until the repair and restoration of the Premises is completed Tenant shall be required to pay fixed monthly rent and additional rent only for that part of the Premises that Tenant is able to use while repairs are being made, based on the ration that the amount of usable rentable area bears to the total rentable area in the Premises. Landlord shall bear the costs and expenses of repairing and restoring the Premises, except that if such damage or destruction was caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, customers, clients, family members, or guests, upon written demand from Landlord, Tenant shall pay to Landlord the amount by which such costs and expenses exceed the insurance proceeds, if any, received by Landlord on account of such damage or destruction. Nothing in this Lease shall be construed as requiring Landlord to spend more than the net proceeds of any insurance available to it for any restoration, repair or rebuilding.

SECTION 18.2     LIMITATIONS ON LANDLORD'S OBLIGATIONS


       Notwithstanding anything in SECTION 18.1 or any other part of this Lease, if Landlord is obligated to repair and restore the Premises as provided in
SECTION 18.1, Landlord shall not be required to repair or restore any Improvements to the Premises (regardless of by whom made) or any trade fixtures, furnishings, equipment, or personal property belonging to Tenant. It shall be Tenant's sole responsibility to repair and restore all such items.

SECTION 18.3     RIGHT TO TERMINATE

       Notwithstanding anything to the contrary contained herein, if there is a destruction of the Building that exceeds twenty-five percent (25%) of the replacement value of the Building from any risk, whether or not the Premises are damaged or destroyed, Landlord shall have the right to terminate this Lease by written notice to Tenant.

                                   ARTICLE XIX
                                  CONDEMNATION

SECTION 19.1     TERMINATION FOR CONDEMNATION

       If the whole or a substantial part (as hereinafter defined) of the Premises and/or the Building or the use or occupancy of the Premises shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such taking), then this Lease shall terminate on the date title thereto vests in such governmental or quasi-governmental authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises (or the use and occupancy thereof) is taken or condemned by any governmental or quasi-governmental authority for any public or quasi public use or purpose (including a sale thereof under threat of such a taking), this Lease shall continue in full force and effect, but the fixed monthly rent and additional rent thereafter payable hereunder shall be equitably adjusted (on the basis of the ratio of the number of square feet of rentable area taken to the total rentable area in the Premises prior to such taking) as of the date title vests in the governmental or quasi-governmental authority. For purposes of this
SECTION 19.1, a substantial part of the Premises shall be considered to have been taken if more than twenty-five percent (25%) (in the case of a temporary taking only if for a term greater than one year) of the Premises is rendered unusable as a result of such taking.

SECTION 19.2     AWARD

       All awards, damages, and other compensation paid by the condemning authority on account of the taking or condemnation (or sale under threat of such a taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against Landlord or the condemning author-ity for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses, provided that such claim shall in no way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

                                   ARTICLE XX
                                DEFAULT BY TENANT

SECTION 20.1     DEFAULTS

       The occurrence of any of the following shall constitute a default by Tenant under this Lease:

       (a) If Tenant fails to make any payment of fixed monthly rent, additional rent, or any other sum due under this Lease when due.

       (b)    If Tenant violates or fails to perform any obligation set forth in
ARTICLE VIII, SECTION 10.2, SECTION 21.1, SECTION 24.2 or SECTION 24.5 of this Lease beyond the expiration of any notice or cure period set forth therein.

       (c) If Tenant violates or fails to perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease (other than as specified in SECTION 20.1(b) above), and such violation or failure shall continue for twenty (20) days after written notice from Landlord to Tenant of such violation or failure, or, for a default which cannot be cured within such period, so long as Tenant shall commence to remove or cure the same within such 20-day period and shall diligently and expeditiously proceed to complete the cure or removal thereof.

       (d)    If Tenant shall abandon or vacate the Premises.

       (e) If Tenant or any guarantor (i) is voluntarily adjudicated a bankrupt or insolvent, (ii) seeks or consents to the appointment of a receiver or trustee for itself or for all or a part of its property, (iii) files a petition seeking relief under the bankruptcy or similar laws of the United States or any state or any other jurisdiction, (iv) makes a general assignment for the benefit of creditors, or (v) admits in writing its inability to pay its debts as they mature.

       (f) If a petition shall be filed against Tenant or any guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state law or other statute, law, or regulation and shall remain undismissed or unstayed for thirty (30) days, or if any trustee, receiver or liquidator of

Tenant or any guarantor, or of all or any substantial part of its properties, shall be appointed without the consent or acquiescence of Tenant or any guarantor, and such appointment shall remain unvacated or unstayed for thirty
(30) days.

       (g) If any attachment or execution of any type shall be issued against Tenant or any guarantor, or Tenant's property located on the Premises, or Tenant's rights or interest in the Lease, or guarantor's or Tenant's assets of any type or nature whatsoever, including but not limited to federal, state, or municipal tax liens, and such is not dismissed or released within ten (10) days thereafter.


SECTION 20.2     LANDLORD'S RIGHTS

       If Tenant shall be in default under this Lease, Landlord shall have the right, at its sole option, to terminate this Lease. With or without terminating this Lease, Landlord may re-enter and take possession of the Premises and the provisions of this ARTICLE XX shall operate as a notice to quit, and any other notice to quit or notice of Landlord's intention to re-enter the Premises is hereby expressly waived. If necessary, Landlord may proceed to recover possession of the Premises under and by virtue of the laws of the Commonwealth of Virginia, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of the Landlord to be done and performed shall cease without prejudice, however, to the right of Landlord to recover from Tenant all rent and other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Whether or not this Lease is terminated by reason of Tenant's default, the Premises may be relet by Landlord for such rent and upon such terms as Landlord deems reasonable under the circumstances and, if the full rental provided herein plus the costs, expenses, and damages described below shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, past due fixed and additional rent, deficiency in fixed and additional rent as provided in SECTION 20.3 below, return of abated rent, brokerage commissions and tenant improvement costs as provided in ARTICLE XXV below, reasonable attorneys' fees, brokerage fees and commissions, marketing and reletting costs (if Landlord elects to relet the Premises, it being understood that it is under no obligation to do so), costs of tenant improvements and other expenses of placing the Premises in first-class rentable condition. Any damages or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option, may be deferred until the expiration of the Lease Term, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of the Lease Term. The provisions contained in this SECTION 20.2 shall be in addition to, and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of this Lease.

SECTION 20.3      ACCELERATION OF RENT

       At Landlord's sole option, in the event of a default by Tenant the entire sum, including, but not limited to fixed monthly rent, additional rent, any payments due or to be due Landlord for Improvements to the Premises, and all other sums due or to be due Landlord at any time during the Lease Term shall become immediately due and payable. In the event that Landlord chooses not to accelerate the amounts due as herein permitted, Tenant shall remain liable for any deficiency between fixed monthly rent and other amounts received by Landlord upon reletting, if any, of the Premises as compared with the fixed monthly rent and other amounts reserved which Landlord would have been entitled to receive over the unexpired portion of the Lease Term. Tenant also shall not be entitled to receive any excess of any such rents collected over the rents reserved herein. The provisions of this SECTION 20.3 shall be without prejudice to Landlord's right to prove and collect, in full, damages for all rent and additional rent accrued prior to the termination of this Lease but not paid.

SECTION 20.4     LANDLORD'S RIGHTS AND REMEDIES CUMULATIVE

       All rights and remedies of Landlord set forth herein are in addition to all other rights and remedies available to Landlord at law or in equity. All rights and remedies available to Landlord hereunder at law or in equity are expressly declared to be cumulative. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any other right or remedy.

SECTION 20.5     NO WAIVER BY LANDLORD

       No delay in the enforcement or exercise of any such right or remedy shall constitute a waiver of any default by Tenant hereunder or of any of Landlord's rights or remedies in connection therewith. Landlord shall not be deemed to have waived any default by Tenant hereunder unless such waiver is set forth in a written instrument signed by Landlord. If Landlord waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition, or agreement set forth in this Lease except as to the specific circumstances described in such written waiver. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of the same or any other covenant, condition, or agreement set forth herein nor of any of Landlord's rights hereunder. Neither the payment by Tenant of a lesser amount than the installments of fixed monthly rent, additional rent, or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or to pursue any other remedy available to Landlord. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

SECTION 20.6      LANDLORD'S RIGHT TO CURE

      If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. If the Landlord elects to make such payment or do such act, all costs and expenses incurred by Landlord, plus interest thereon at the rate of eighteen percent (18%) per annum from the date paid by Landlord to the date of payment thereof by Tenant, shall be paid by Tenant to Landlord; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to pursue in connection with such default.

SECTION 20.7      LANDLORD'S LIEN

      Landlord shall have a lien upon, and Tenant hereby grants to Landlord a security interest in, all personal property owned (but not leased) by Tenant and located in the Premises (but expressly excluding business records, files and other confidential or proprietary materials), as security for the payment of all rent and the performance of all other obligations of Tenant required by this Lease. In order to perfect said lien and security interest, Tenant agrees to execute all financing statements required by Landlord. At any time after a default by Tenant hereunder, Landlord may seize and take possession of any and all personal property belonging to Tenant which may be found in and upon the Premises. If Tenant fails to redeem the personal property so seized by payment of all sums due Landlord under and by virtue of this Lease, Landlord shall have the right, after twenty (20) days' written notice to Tenant, to sell such personal property so seized at public or private sale and upon such terms and conditions as may appear advantageous to Landlord. After the payment of all proper charges incident to such sale, the proceeds thereof shall be applied to the payment of any and all sums due to Landlord pursuant to this Lease. In the event there shall be any surplus remaining after the payment of any sums due to Landlord, such surplus shall be paid over to Tenant.

SECTION 20.8      TERMINATION OF CURE RIGHTS

      If Tenant shall be in default of this Lease for the same or substantially the same reason more than twice during any twelve (12) month period during the term of this Lease, then, at Landlord's election, Tenant shall not have any right to cure such repeated default, the terms and conditions of SECTION 20.1 of this Lease notwithstanding. In the event of Landlord's election not to allow a cure of a repeated default, Landlord shall have all of the rights provided for in such section of this Lease for any uncured default.

SECTION 20.9      ATTORNEY'S FEES

      If, as a result of any alleged breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor or possession of the Premises, or if Landlord is made a party to any action as a result of any alleged act or failure to act of Tenant, then Tenant shall reimburse Landlord upon demand for any and all reasonable attorneys' fees and expenses so incurred by Landlord as additional rent within five (5) days after Landlord's demand therefor.

                                  ARTICLE XXI
                          SUBORDINATION AND ATTORNMENT

SECTION 21.1      SUBORDINATION

      This Lease and Tenant's interest hereunder is and shall remain subject and subordinate to the lien of any and all current and future mortgages and/or any ground leases (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust, similar security instruments and ground leases) which may now encumber the Building and/or the Complex, or any part thereof, and to all and any renewals, extensions, modifications, recastings, or refinancings thereof. At any time after the execution of this Lease, the holder of any mortgage to which this Lease is subordinate shall have the right to declare this Lease to be superior to the lien of such mortgage and Tenant agrees to execute all documents required by such holder in confirmation thereof. The foregoing shall be automatic and shall not require execution of a separate instrument of subordination to be effective; however, in confirmation of the foregoing subordination, Tenant shall, within ten (10) days after Landlord's request, execute any requisite or appropriate certificate or other document. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or other document for or on behalf of Tenant.

SECTION 21.2      ATTORNMENT

      Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage encumbering the Building and/or the Complex, or any part thereof, or the termination of any ground lease affecting the Building and/or the Complex, or any part thereof, Tenant shall attorn to the purchaser at such foreclosure sale or any ground lessor, as the case may be, if requested to do so by such party, and shall recognize such party as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event any such foreclosure proceeding is prosecuted or completed.

SECTION 21.3      RIGHTS OF MORTGAGEES AND GROUND LESSORS

      Tenant agrees to simultaneously furnish to any ground lessor and/or mortgagee of which Tenant has notice copies of any default or other notices delivered by Tenant to Landlord in connection with this Lease, and no such notice shall be effective unless and until a copy of it is sent to each such ground lessor or mortgagee. Each such ground lessor and mortgagee shall have the right (but not the obligation) to cure any default by Landlord within the same time period afforded to Landlord to cure any such default, plus such additional period of time thereafter as may be reasonably necessary for such holder to cure such default.


                                  ARTICLE XXII
                         DELIVERY AT END OF LEASE TERM

SECTION 22.1      SURRENDER OF PREMISES

      On the date of the expiration or termination of the Lease Term, Tenant shall quit and surrender the Premises broom clean and in good condition and repair (ordinary wear and tear and insured damage by fire or other casualty excepted), together with all Improvements which may have been made in or attached to the Premises, unless otherwise directed by Landlord pursuant to
SECTION 10.3 hereof.

SECTION 22.2      HOLDING OVER

      In the event that Tenant or any party claiming under Tenant shall not immediately surrender the Premises on the date of expiration of the Lease Term, Tenant shall become a Tenant by the month at twice the fixed monthly rent in effect during the last month of the Lease Term, plus one hundred percent(100%) of all additional rent in effect during the last month of the Lease Term (subject to increases thereafter as determined by Landlord in accordance with the provisions of this Lease). Said monthly tenancy shall commence on the first day following the expiration of the Lease Term. As a monthly Tenant, Tenant shall be subject to all the terms, conditions, covenants, and agreements of this Lease, except as to the amount of the monthly rent, which shall be in the amount specified in this SECTION 22.2. As a monthly Tenant, Tenant shall give to Landlord at least thirty (30) days written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days written notice to quit the Premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this SECTION 22.2, in the event Tenant shall hold over after the expiration of the Lease Term, and if Landlord shall desire to regain possession of the Premises promptly at the expiration of the Lease Term, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith reenter and take possession of the Premises without process, or by any legal process in force in the Commonwealth of Virginia. To the extent permitted by law, Landlord may accept rent in the holdover amount and concurrently commence legal proceedings to regain possession of the Premises. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for all or any portion of the Premises. Notwithstanding the provisions of SECTION 24.20 hereof to the contrary, force majeure is not an excuse to holding over by Tenant.

                                  ARTICLE XXIII
                              COVENANTS OF LANDLORD

SECTION 23.1  COVENANTS OF LANDLORD

       Landlord covenants that it has the right to make this Lease for the Lease Term and that if Tenant shall pay all rent when due and punctually perform all of the covenants, terms, conditions, and agreements of this Lease to be performed by Tenant, Tenant shall have the right, during the term hereby created, to freely, peaceably, and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease.

SECTION 23.2  LANDLORD'S RESERVATION OF RIGHTS

       Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant): (a) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building and to change the design or configuration of the Building; (b) to decorate and make repairs, alterations, additions and improvements, whether structural or otherwise, in, to and about the Building and any part thereof, and, during the continuance of any such work, to temporarily close doors, entry ways, and common areas in the Building and to interrupt or temporarily suspend Building Services and facilities, all without affecting Tenant's obligations hereunder, so long as the Premises remain reasonably accessible to Tenant's customers and business invitees; (c) to alter, relocate, reconfigure and reduce the common areas of the Building, as long as the Premises remain reasonably accessible to Tenant's customers or business invitees; (d) to alter, relocate, reconfigure, reduce and withdraw the common areas located outside the Building, including parking and access roads, but not so as to render the Premises reasonably inaccessible; (e) to erect, use, and maintain pipes and conduits in and through the Premises; and (f) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or of Tenant's use or occupancy of the Premises or giving rise to any claim by Tenant for any reason whatsoever.

                                  ARTICLE XXIV
                               GENERAL PROVISIONS

SECTION 24.1  NO REPRESENTATIONS

       Tenant acknowledges that neither Landlord nor any broker, agent, or employee of Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements, or licenses are acquired by Tenant except as herein expressly set forth.

SECTION 24.2  FINANCING REQUIREMENTS

       If any person, including but not limited to any bank, insurance company, university, pension or welfare fund, savings and loan association, real estate investment trust, business trust, or other financial institution providing any construction and/or permanent financing for the Building and/or Complex requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications (a) do not materially adversely affect Tenant's use of the Premises as herein permitted, (b) do not materially alter the approved architectural plans and specifications or the description of Landlord's work in EXHIBIT B, and (c) do not increase the rent and other sums required to be paid by Tenant hereunder, Landlord shall submit an amendment to this Lease containing such required modifications to Tenant, and Tenant agrees to execute said amendment within thirty (30) days thereafter. If Tenant does not enter into and execute a written amendment hereto incorporating such required modifications within thirty (30) days after the same have been submitted to Tenant by Landlord, then Landlord shall thereafter have the right, at its sole option, to (i) cancel this Lease, (ii) to sign said amendment on behalf of Tenant pursuant to a power of attorney, which is hereby irrevocably and expressly granted to the Landlord by Tenant, or (iii) to declare an event of default under this Lease. Such options shall be exercisable by Landlord giving Tenant written notice of the option elected.

SECTION 24.3  NO PARTNERSHIP

       Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

SECTION 24.4  BROKERS

       Landlord recognizes FAISON and Barnes, Morris, Pardoe & Foster as the sole brokers procuring this Lease. Landlord shall pay FAISON a commission therefor pursuant to a separate agreement between FAISON and Landlord and FAISON shall pay Barnes, Morris, Pardoe & Foster. Landlord and Tenant each represent and warrant to the other that, except as provided above, neither of them has employed or dealt with any broker, agent, or finder in carrying on the negotiations relating to this Lease, nor is any other broker, agent or finder entitled to any fee, commission or other compensation as a result of any service provided to or engagement by Landlord or Tenant, as the case may be. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for brokerage or other commissions arising from or out of any breach of the foregoing representation and warranty by the respective indemnitor. No broker is a third party beneficiary of this Lease.

SECTION 24.5  TENANT ESTOPPEL CERTIFICATES

       Tenant agrees, at any time from time to time, upon not less than five (5) days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications); (b) stating whether any rate abatements remain under the Lease and the dates to which the rent and any other charges hereunder have been paid by Tenant; (c) stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement, or condition contained in this Lease and, if so, specifying the nature of such default; (d) if any improvements are required to be performed by Landlord under this Lease, stating that all such work has been satisfactorily completed or, if not, providing a list of items excepted; (e) stating the address to which notices to Tenant are to be sent; (f) stating the Lease Commencement Date, the rent commencement date, and the scheduled expiration date of the Lease Term; (g) stating whether any security deposit has been posted; (h) stating whether Tenant has any knowledge of any environmental problem affecting the Premises, the Building or the Complex; (i) stating whether Tenant has any expansion, contraction, renewal, or termination options of any sort or any right to purchase the Building and/or the land on which it is situated and, if Tenant does have any of the foregoing, stating whether Tenant has exercised such option(s); and (j) certifying as to such other matters as may reasonably be requested. Any such statement delivered by Tenant may be relied upon by Landlord, any owner of the Building or the Land, any prospective purchaser of the Building or Land, any mortgagee or prospective mortgagee of the Building or the land on which it is situated or of Landlord's interest therein, or any prospective assignee of any such mortgagee. Any failure by Tenant to execute, acknowledge and deliver within the aforesaid five (5) day period any estoppel certificate shall be deemed a default under this Lease. Notwithstanding the foregoing, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver any such certificate for or on behalf of Tenant should Tenant fail to deliver such certificate within the five (5) day period described above. Any such statement delivered by Landlord as Tenant's attorney-in-fact may be relied upon as aforesaid.

SECTION 24.6  WAIVER OF JURY TRIAL

       LANDLORD AND TENANT EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

SECTION 24.7  NOTICES

       (a) Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be in writing and shall be hand-delivered in person, sent by established overnight commercial courier (such as Federal Express) with delivery charges prepaid, or sent by United States Mail, registered or certified, return receipt requested, postage pre-paid, to the addresses set forth below:

       TENANT:                  Before the Lease Commencement Date:

                                3225 N. Street, N.W.
                                Washington, D.C. 20007
                                Attn: David Hoppmann

                                After the Lease Commencement Date:

                                At the Premises

       LANDLORD:                Bryce Mountain, Inc. c/o DIHC
                                Attention: Wout Coster
                                200 Galleria Parkway, Suite 2000
                                Atlanta, GA 30339

       with a copy to:          Kathleen Gately
                                FAISON
                                Suite G-10
                                99 Canal Center Plaza
                                Alexandria, VA 22314

Tenant shall also send a copy of any notice to any mortgagee or ground lessor pursuant to SECTION 21.3 above.

       (b) Any notice, demand, or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notice, demand, or request is hand-delivered in person, (ii) one (1) business day after such notice is thus delivered to such overnight commercial courier, or (iii) on the third day after the mailing of such notice, demand, or request in accordance with the preceding portion of this SECTION 24.7.

       (c) Either party may change its address for the giving of notices by notice given in accordance with this SECTION 24.7.

SECTION 24.8  PARTIAL INVALIDITY

       If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

SECTION 24.9         PRONOUNS

       Feminine or neuter pronouns shall be substituted for those of masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

SECTION 24.10        SUCCESSORS AND ASSIGNS

       The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors, and assigns, subject to the provisions hereof prohibiting assignment or subletting by Tenant.

SECTION 24.11        ENTIRE AGREEMENT

       This Lease and the Exhibits hereto contain the entire agreement of the parties hereto, and no representations inducements, or agreements, oral or otherwise, not contained in this Lease shall be of any force or effect.

SECTION 24.12        AMENDMENT

       This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.

SECTION 24.13        GOVERNING LAW

       This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to conflicts of laws.

SECTION 24.14        SECTION HEADINGS

       Article and section headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

SECTION 24.15        NO OFFER

       The submission of an unsigned copy of this document to Tenant for Tenant's consideration does not constitute an offer to lease the Premises or an option to or for the Premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

SECTION 24.16        MULTIPLE COUNTERPARTS


       This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

SECTION 24.17        TIME OF ESSENCE

       TIME IS OF THE ESSENCE WITH RESPECT TO THE CARRYING OUT BY TENANT OF EACH AND EVERY TERM AND PROVISION OF THIS LEASE TO BE PERFORMED BY TENANT.

SECTION 24.18        CONFLICT

       In the event of any conflict between the main text of this Lease and any Exhibit hereto, the provisions of the main text of this Lease shall prevail.

SECTION 24.19        EXECUTION BY TENANT

       If Tenant is a corporation, a limited liability company, an association or a partnership, it shall, concurrently with the signing of this Lease, at Landlord's option, furnish to Landlord certified copies of the resolutions of its board of directors (or of the executive committee of its board of directors) or consent of its members or partners authorizing Tenant to enter into this Lease. Moreover, each individual executing this Lease on behalf of Tenant hereby represents and warrants that he or she is duly authorized to execute and deliver this Lease and that Tenant is a duly organized corporation, limited liability company, association or partnership under the laws of the state of its incorporation or formation, is qualified to do business in the jurisdiction in which the Building is located, is in good standing under the laws of the state of its incorporation or formation and the laws of the jurisdiction in which the Building is located, has the power and authority to enter into this Lease, and that all corporate or partnership action requisite to authorize Tenant to enter into this Lease has been duly taken.

SECTION 24.20        FORCE MAJEURE

       In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of a labor strike, lockout, inability to procure materials, failure of power, riot, insurrection, war, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for a period equivalent to the period of such delay. The provisions of this SECTION 24.20 shall not operate to excuse Tenant from prompt payment of fixed monthly rent, additional rent, or any other payment required by the terms of this Lease.

SECTION 24.21        NO CONSTRUCTION OF LEASE AGAINST DRAFTER

       Should any provision of this Lease require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that legal counsel was consulted by each party hereto (or opportunity for such legal consultation afforded to each party) before the execution of this Lease.

SECTION 24.22        JOINT AND SEVERAL LIABILITY

       If more than one person or entity signs this Lease as Tenant, the liability of each such person and entity shall be joint and several.

                                   ARTICLE XXV
                               REPAYMENT BY TENANT

       If Tenant is in default under this Lease at any time during the Term, Tenant shall be liable to Landlord for repayment of (a) the unamortized costs of the Space Design/Improvement Allowance assuming amortization at ten percent (l0%) per year and including an imputed interest rate of eleven percent (11%) thereon, and (b) the unamortized costs of any leasing commissions paid by Landlord in connection with this Lease, assuming amortization at ten percent (10%) per year and including an imputed interest rate of eleven percent (11%) thereon. Such sums shall immediately become due and payable by Tenant to Landlord. The provisions of this ARTICLE XXV shall be in addition to the other remedies provided in this Lease and by law.

                                  ARTICLE XXVI
                       SPACE DESIGN/IMPROVEMENT ALLOWANCE

SECTION 26.1         SPACE DESIGN/IMPROVEMENT ALLOWANCE

       (a) Tenant shall, at its sole cost and expense, be responsible for any and all improvements in the Premises, subject to the application of the allowances provided in this SECTION 26.1 for the initial improvements to be constructed pursuant to EXHIBIT B attached hereto. Any and all such improvements by Tenant shall be subject to Landlord's prior written approval.

       (b) Landlord will provide Tenant with a one-time maximum space design and improvement allowance of up to Five and 75/100 Dollars ($5.75) per rentable square foot ("Space Design/Improvement Allowance"), for a maximum Space Design/Improvement Allowance of Twenty-Nine Thousand Fourteen and 50/100 Dollars ($29,014.50).

       (c) In addition to the Space Design/Improvement Allowance, upon written request of Tenant on or before November 30, 1997, Landlord will provide Tenant with an additional one-time maximum space design and improvement allowance of up to Three and 00/100 Dollars ($3.00) per rentable square foot ("Additional Improvement Allowance"), for a maximum Additional Improvement Allowance of Fifteen Thousand One Hundred Thirty-Eight and No/l00 Dollars ($15,138.00), which Additional Improvement Allowance shall be amortized into the fixed monthly rate at 11% per annum. In the event of Tenant's timely election to utilize the Additional Improvement Allowance, Tenant shall execute an amendment to this Lease, or such other instrument(s) as Landlord deems reasonably necessary, to reflect the increase in fixed monthly rent due as a result of Tenant's utilization of such Additional Improvement Allowance.

       (d) The terms and conditions for Tenant's improvements to which the Space Design/Improvement Allowance and the Additional Improvement Allowance (collectively, the "Allowance") is applicable pursuant to this SECTION 26.1 are more fully set forth in EXHIBIT B attached hereto. The Allowance may be applied to any and all space design expenses, including, without limitation, mechanical, electrical and plumbing architectural and engineering working drawings, and any and all improvements. Tenant shall be solely responsible for any costs incurred in excess of the Allowance. Tenant shall not be entitled to apply any unused portion of the Allowance to rent or to any other cost except space design or improvements, respectively, for the Premises pursuant to EXHIBIT B attached hereto.


                                  ARTICLE XXVII
                                 RIGHT TO CANCEL

       Provided Tenant is not in default at the time its notice hereunder is required to be given and provided that Tenant timely pays to Landlord the cancellation fee set forth herein, Tenant may cancel this Lease at the end of the third (3rd) Lease Year. Tenant shall give Landlord written notice of its intent to so cancel (the "Cancellation Notice") at least two hundred seventy
(270) days prior to the end of the third (3rd) Lease Year. TIME IS OF THE ESSENCE IN TENANT'S GIVING SUCH NOTICE. As consideration for Landlord's agreement to permit Tenant to cancel this Lease, Tenant shall pay to Landlord, on the date which is thirty (30) days prior to the last day of the third (3rd) Lease Year, a cancellation fee (the "Cancellation Fee") equal to [Sixty-Four Thousand One Hundred Seventy and 15/100 Dollars ($64,170.15)] plus the unamortized costs of Tenant's Additional Improvement Allowance, if any, at an interest rate of 11% per annum. The Cancellation Fee shall be deemed earned upon Landlord's receipt thereof. If Tenant fails to timely pay the Cancellation Fee to Landlord, Tenant's right to cancel this Lease pursuant to this ARTICLE XXX shall be null and void and Tenant shall have no further right to cancel this Lease. In the event of Tenant's timely election to cancel this Lease, and upon timely payment of the Cancellation Fee to Landlord, Tenant shall execute an amendment to this Lease, or such other instrument(s) as Landlord deems reasonably necessary, to reflect such cancellation. Upon receiving the Cancellation Notice, Landlord shall have the right to immediately show the Premises to prospective tenants.

       IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on the day and year first above written.


ATTEST:                              LANDLORD:

                                     BRYCE MOUNTAIN, INC., a Georgia
                                     corporation

 [SIG]                               By: [SIG]                     [SEAL]
---------------------------             ---------------------------
Title: [ILLEGIBLE]                   Name: [SIG]
      ---------------------               -------------------------
(Corporate Seal)                     Title: Vice President
                                           ------------------------





                                     TENANT:

                                     BIZWATCH, INC., a Delaware corporation


                                     By: [SIG]                     [SEAL]
---------------------------             ---------------------------
Title:                               Name: [SIG]
      ---------------------               -------------------------
(Corporate Seal)                     Title: President & CEO
                                           ------------------------

                            1199 NORTH FAIRFAX STREET

                                    EXHIBIT A

                                    PREMISES

               To be attached upon completion of working drawings

                            1199 NORTH FAIRFAX STREET

                                    EXHIBIT B

                              CONSTRUCTION SCHEDULE

       It is the intent of this Exhibit that Tenant shall be permitted freedom in the interior design and layout of its space, consistent with applicable building codes and sound architectural and construction practices in first-class office buildings, provided that no interference is caused to the operation of the Building's mechanical heating, cooling, electrical or life safety system or other building operations or functions, and no increase in maintenance or utility charges will be incurred by Landlord. Any additional cost of design, construction, operation or maintenance which results from Tenant's deviation from Building Standard quantities or specifications shall be charged to Tenant.

A. IMPROVEMENTS

       All improvements required by Tenant in the Premises shall be at the sole cost and expense of Tenant, subject to application thereto of the Allowance provided in SECTION 26.1 of the Lease.

B.     PLANS AND SPECIFICATIONS

       1. Tenant may use the services of the space planner retained by Tenant, at Tenant's sole cost, to prepare a preliminary space plan and final working drawings as required for improvements to the Premises. The preliminary space plan shall include, as required, a reflected ceiling plan, requested heating, ventilating, and air conditioning requirements above-Building Standard, and telephone and electrical outlet locations. No later than October 27, 1997, Tenant shall deliver to Landlord working drawings, approved by Tenant, for all improvements. Upon receipt of the approved working drawings, Landlord will submit them to a contractor for determination of the cost of performing the work. After Landlord obtains said estimate, Landlord shall submit the estimate to Tenant, who shall have five (5) days to approve it in writing or request a revision thereto. If Tenant requests a revision, it shall have five (5) days after such revision is presented to it to approve the same in writing. After approval by Tenant of the cost of performing the improvement work, Landlord shall proceed to have the work accomplished. Tenant acknowledges and agrees that all improvement work, including the cost of preparing the plans and working drawings therefor, shall be at Tenant's sole cost and expense, except that the maximum Allowance provided in SECTION 26.1 of the Lease shall apply thereto. Both Landlord and Tenant shall meet the applicable time schedules set forth herein. Tenant shall pay the amount in excess of its Allowance to Landlord at the time of approval of the costs.

       2. All amounts owed by Tenant for design and improvements in excess of the Allowance shall be considered additional rent.

       3. Tenant shall remain liable for the payment of rent from the Lease Commencement Date regardless of the date the Premises are delivered to Tenant.

C.     CONSTRUCTION

       1. By Landlord. All work in the Premises shall be performed only by Landlord's contractor, as determined pursuant to PARAGRAPH B above. Landlord's agent shall act as project manager during the construction of all improvements.

       2. Changes. If there are any changes requested by Tenant after Tenant's approval of Tenant's plans for the improvements, Tenant shall be responsible for all costs and expenses resulting from or relating to such changes, including without limitation architectural and engineering costs, design expenses, and the cost of making such changes. No such changes shall be made without prior written approval of Landlord. Upon the completion of such revised working drawings and specifications, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such changes. Tenant shall within five (5) business days notify Landlord in writing whether it desires to proceed with such changes. If Tenant does not notify Landlord whether it desires such changes within the aforesaid five (5) day period, Landlord shall not be obligated to continue work on Tenant's Premises and may suspend work until such notice is given by Tenant. In the event Tenant authorizes any changes pursuant to this PARAGRAPH C2, Tenant shall pay the entire cost of same to Landlord prior to Landlord's making of such changes.

       3. Tenant Inspection. Tenant is authorized by Landlord to make periodic inspections of the Premises during construction, provided that such inspections are made during reasonable business hours and that Tenant is accompanied by a representative of the Landlord or Landlord's contractor. Any other presence in the Premises shall be considered trespassing.

D.     ACCEPTANCE OF PREMISES

       Prior to delivery of possession and acceptance of the Premises by Tenant, Tenant, together with the Landlord's representative, shall make a final inspection of the Premises to make certain that the construction has been accomplished according to the Tenant's plan. A punch-list of items to be completed or corrected shall be prepared.

E.     FINAL PAYMENT OF EXCESS COSTS

       Tenant shall pay to Landlord the entire unpaid balance of any and all excess costs of work and improvements payable by reason of PARAGRAPH B or C hereinabove prior to occupancy or the Lease Commencement Date, whichever is earlier. Upon default by Tenant in payment thereof, Landlord shall (in addition to all other remedies) have the same rights as in case of default in rent under the Lease.

F.     INCORPORATION IN LEASE

       This EXHIBIT B is and shall be incorporated by reference in the Lease, and all of the terms and provisions of said Lease are and shall be incorporated herein by this reference.

                           1199 NORTH FAIRFAX STREET

                                   EXHIBIT C

                             RULES AND REGULATIONS

       The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building. Any repeated or continuing violation of these rules and regulations by Tenant after notice from Landlord shall be sufficient cause for termination of the Lease at the option of Landlord. Wherever any provision of these rules and regulations is inconsistent with any provision of the Lease and/or any Work Agreement entered into between Landlord and Tenant, the provisions of the Lease and the Work Agreement shall control. In particular, the parties recognize that Tenant will be constructing improvements within the Premises.

       1) Sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used by tenant for any purpose other than ingress and egress to and from the Premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants or the entrances, corridors, elevators, and other public portions or facilities of the Building.

       2) No awning or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

       3) No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant visible outside of the Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Signs on directory tablet shall be inscribed or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color, and style acceptable to Landlord.

       4) No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the Mall, Plaza or other Common Areas, without the prior written consent of Landlord.

       5) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

       6) There shall be no marking, painting, drilling into or in any way defacing any part of the Premises or the Building. No boring, cutting or stringing of wires shall be permitted. Tenant shall not construct, maintain, use or operate within the Premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system that can be heard outside the Premises.

       7) No bicycles, vehicles, or animals, birds or pets of any kind except guide dogs shall be brought into or kept in or about the Premises. No tenant shall cause or permit any unusual or objectionable odors to be produced upon and permeate from the Premises.

       8) No space in the Building shall be used for manufacturing or the sale of merchandise, goods or property or any kind at auction.

       9) No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises of those having business with them whether by the use of any musical instrument, radio, talking machines, unmusical noise, whistling, singing or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

       10) No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the Premises.

       11) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord which shall not be unreasonably withheld or delayed. The doors leading to the corridors or main halls shall be kept closed during business hours, except as they may be used for ingress and egress. Each tenant shall, upon the termination of his tenancy, restore to Landlord all keys of stores, offices, storage and toilet rooms either furnished to or otherwise procured by such tenant, and in the event of the loss of any keys so furnished, said tenant shall pay to Landlord the cost thereof.

       12) All removals, or carrying in or out of any safes, freight, furniture, merchandise, goods or bulky matter of any description must take place during the hour which Landlord or its agent may determine from time to time through delivery entrances designated by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

       13) Any person employed by any tenant to do janitor work within the Premises must obtain Landlord's consent and such person shall, while in the Building and outside of said Premises, comply with all instructions issued by the Superintendent of the Building. No tenant shall engage or pay any employees on the Premises, except those actually working for such tenant on said Premises.

       14) Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

       15) Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or watchman on duty. Landlord may, at his option, require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Friday, and on Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to the Landlord for all acts of such persons.

       16) The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

       17) No tenant shall occupy or permit any portion of the Premises to be used or occupied as an office for a public stenographer or typist, or for the possession, storage, manufacture or sale of narcotics in any form, or as a barber or manicure shop, or as an employment bureau, unless said tenant's lease express grants permission to do so. No tenant shall advertise for laborers giving an address at the Premises.

       18) Each tenant, before closing and leaving the Premises at any time, shall see that all windows are closed and all lights turned off.

       19) The requirements of tenants will be attended to only upon applications at the office of the Building. Employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Building.

       20) Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

       21) No water cooler, plumbing or electrical fixtures shall be installed by any tenant, except pursuant to the Work Agreement or with Landlord's express consent.

       22) There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

       23) Access plates to underfloor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates.

       24) Mats, trash or other objects shall not be placed in the public corridors.

       25) Landlord does not maintain suite finishes which are nonstandard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, Landlord will arrange for the work to be done at tenant's expense.

       26) Drapes installed by Landlord for the use of tenant or drapes installed by tenant which are visible from the exterior of the Building must be cleaned by tenant at tenant's expense as required to maintain an image consistent with a first-class building.

       Landlord may, upon request by any tenant, waive the compliance by such tenant with any of the foregoing rules and regulations, provided that (a) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (b) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (c) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations unless such other tenant has received a similar waiver in writing from Landlord.